                                                                      Exhibit j

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 18 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Institutional Trust of our report dated October 6, 2000 relating to the financial statements and financial highlights of CitiFunds Institutional Liquid Reserves appearing in the August 31, 2000 Annual Report of CitiFunds Institutional Liquid Reserves, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Independent Accountants and Financial Statements" in the Statement of Additional Information.


PricewaterhouseCoopers LLP
Boston, Massachusetts
April 24, 2001

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 18 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Institutional Trust of our report dated October 6, 2000, relating to the financial statements and financial highlights of the Cash Reserves Portfolio appearing in the August 31, 2000 Annual Report of CitiFunds Institutional Liquid Reserves, which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Independent Accountants and Financial Statements" in the Statement of Additional Information.


PricewaterhouseCoopers LLP Chartered Accountants
Toronto, Ontario
April 24, 2001

                          INDEPENDENT AUDITORS' CONSENT

      We consent to the incorporation by reference in this Post Effective Amendment No. 18 to Registration Statement No. 33-49552 of CitiFunds Institutional Trust of our report dated October 4, 2000 appearing in the annual report to shareholders for the year ended August 31, 2000 of CitiFunds Institutional Cash Reserves (a separate series of CitiFunds Institutional Trust), and to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information, both of which are part of such Registration Statement.


Deloitte & Touche LLP
Boston, Massachusetts
April 24, 2001

                          INDEPENDENT AUDITORS' CONSENT

      We consent to the incorporation by reference in this Post Effective Amendment No. 18 to Registration Statement No. 33-49554 of CitiFunds Institutional Trust of our reports each dated October 4, 2000 appearing in the annual reports to shareholders for the year ended August 31, 2000 of CitiFunds Institutional U.S. Treasury Reserves (a separate series of CitiFunds Institutional Trust) and U.S. Treasury Reserves Portfolio, and CitiFunds Institutional Tax Free Reserves (a separate series of CitiFunds Institutional Trust) and Tax Free Reserves Portfolio, and to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information, both of which are part of such Registration Statement.


Deloitte & Touche LLP
Boston, Massachusetts
April 24, 2001